Exhibit 99.2

Forward-Looking Statements

When used within this supplemental information package, the words “may,” “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” “intends,” and similar expressions are intended to identify “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results and performance of the Company to be materially different from those expressed or implied in the forward-looking statements, including but not limited to: (i) the duration and severity of the COVID-19 pandemic and its impact on our business and our customers; (ii) changes in general economic and business conditions, including as a result of the economic fallout of the COVID-19 pandemic; (iii) potential regulatory actions to close our facilities or limit our ability to evict delinquent customers; (iv) decreases in rental rates or increases in vacancy rates/failure to renew or replace expiring leases; (v) tenant defaults; (vi) the effect of the recent credit and financial market conditions; (vii) our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”); (viii) the economic health of our customers; (ix) the health of our officers and directors; (x) increases in operating costs; (xi) casualties to our properties not covered by insurance; (xii) the availability and cost of capital; (xiii) increases in interest rates and its effect on our stock price; (xiv) security breaches, including ransomware, or a failure of our networks, systems or technology which could adversely impact our operations or our business, customer and employee relationships or result in fraudulent payments; (xv) the impact of inflation; and (xvi) other factors discussed in the Company’s SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K, and annual reports on Form 10-K.

Fourth Quarter 2021 Supplemental Financial Reporting Package    2

Investor Company Summary

Executive Management Team

Stephen W. Wilson	Interim President and Chief Executive Officer
Maria R. Hawthorne	Interim Chief Operating Officer
Dan M. Chandler III	President and Chief Executive Officer (On leave)
Adeel Khan	Chief Financial Officer and Corporate Secretary
Trenton Groves	SVP, Chief Accounting Officer
Board of Directors

Ronald L. Havner, Jr.	Chairman of the Board
Stephen W. Wilson	Director, Interim President and Chief Executive Officer
Maria R. Hawthorne	Director, Interim Chief Operating Officer
Dan M. Chandler III	President and Chief Executive Officer (On leave)
Jennifer Holden Dunbar	Director
M. Christian Mitchell	Director
Irene H. Oh	Director
Kristy M. Pipes	Director
Gary E. Pruitt	Director
Robert S. Rollo	Director
Joseph D. Russell, Jr.	Director
Peter Schultz	Director

Investor Relations Information

Adeel Khan

T: 818.244.8080, Ext. 8975

akhan@psbusinessparks.com

Equity Research Coverage

FIRM	ANALYST	PHONE	EMAIL

Citi	Manny Korchman	212-816-1382	emmanuel.korchman@citi.com
Green Street Advisors	Vince Tibone	949-640-8780	vtibone@greenstreetadvisors.com
JP Morgan	Anthony Paolone	212-622-6682	anthony.paolone@jpmorgan.com
KeyBanc	Craig Mailman	917-368-2316	cmailman@key.com
Wells Fargo	Blaine Heck	443-263-6529	blaine.heck@wellsfargo.com

PS Business Parks, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding PS Business Parks, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of PS Business Parks, Inc. or its management. PS Business Parks, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Fourth Quarter 2021 Supplemental Financial Reporting Package    3

Company Overview As Of December 31, 2021

TOTAL NUMBER OF PROPERTIES 97 TOTAL RENTABLE SQUARE FEET 27,712,000 SF TOTAL RENTABLE SQUARE FEET EXCLUDING ASSETS HELD FOR SALE 27,010,000 SF TOTAL PORTFOLIO OCCUPANCY 95.9% SAME PARK PORTFOLIO OCCUPANCY 96.4% 2021 SAME PROPERTY PORTFOLIO NOI GROUTH 7.0% 2021 SAME PROPERTY PORTFOLIO CASH NOI GROUTH 8.0% 2021 COMPANY SHARE OF CORE FFO PER SAHRE GROUTH 6.1% CREDIT RATINGS (S&P)/MOODY’S) A-,BBB/Baa2 NET DEBT TO TOTAL COMBINED MARKET CAPITALIZATION 0.1% NET DEBT & PREFERRED EQUITY TO TOTAL COMBINED MARKET CAPITALIZATION 10.6% NET DEBT TO ADJUSTED EBITDAre 2.6x SEATTLE SQUARE FEET: 1.4M% OF FY2021 NOI: 5.1% NORTHERN CALIFORNIA SQUARE FEET: 7.3M % OF FY2021 NOI: 30.8% SOUTHERN CALIFORNIA SQUARE FEET: 3.6M % OF FY2021 NOI: 15.6% AUSTIN SQUARE FEET: 2.0M % OF FY2021 NOI: 7.1% DALLAS SQUARE FEET: 3.6M % OF FY2021 NOI: 7.2% NORTHERN VIRGINIA SQUARE FEET: 4.8M % OF FY2021 NOI: 18.0% MARYLAND SQUARE FEET: 1.1M % OF FY2021 NOI: 4.2% FLORIDA SQUARE FEET: 3.9M%OF FY2021 NOI: 12.0% 89.6% OF SQUARE FEET FROM INDUSTRIAL-FLEX SPACE

Fourth Quarter 2021 Supplemental Financial Reporting Package    4

Financial and Portfolio Highlights and Capitalization Data (unaudited, in thousands except share and per share data and portfolio statistics)

	Three Months Ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Financial Results:
Rental income	$110,844	$110,448	$109,364	$108,047	$105,088
Net income	$357,009	$78,463	$70,050	$47,507	$46,295
Net Operating Income (NOI) (1)	$78,498	$77,785	$77,996	$75,285	$73,492
Cash NOI (1)	$77,641	$77,332	$77,813	$73,978	$74,119
Core FFO (1)	$63,485	$60,328	$61,816	$58,419	$57,900
Core FFO per common stock – diluted (1)	$1.81	$1.72	$1.77	$1.67	$1.66
EBITDAre	$74,224	$72,599	$73,503	$70,624	$70,096
Dividend declared per share of common stock	$1.05	$1.05	$1.05	$1.05	$1.05
Portfolio Statistics:
Total rentable square footage at period end (2)	27,010,000	26,869,000	26,151,000	26,151,000	26,068,000
Weighted average occupancy	95.5%	94.7%	93.8%	93.2%	92.4%
Period end Occupancy	95.9%	95.5%	94.5%	93.6%	93.7%
Rent Change - Cash	6.1%	5.0%	3.1%	6.4%	4.0%
Rent Change - Net Effective	16.4%	15.4%	10.7%	16.4%	13.1%
Same Park Performance:
Same Park Portfolio weighted average occupancy	95.7%	94.8%	93.9%	93.2%	92.7%
Same Park Portfolio NOI growth (3)	8.6%	8.5%	10.5%	0.5%	-1.5%
Same Park Portfolio Cash NOI growth (1) (3)	6.5%	10.7%	14.7%	0.8%	0.8%
Capitalization:
Total shares and units issued and outstanding at period end (4)	34,895,162	34,851,508	34,846,819	34,822,294	34,793,902
Total equity market capitalization	$6,426,642	$5,462,625	$5,160,177	$5,382,830	$4,623,066
Series W, X, Y and Z Preferred Stock(5)	$755,000	$944,750	$944,750	$944,750	$944,750
Total consolidated debt	$32,000	$—	$—	$—	$—
Unrestricted cash	$(27,074)	$(46,594)	$(115,965)	$(69,492)	$(69,083)
Total combined market capitalization (net debt plus equity)	$7,186,568	$6,360,781	$5,988,902	$6,258,088	$5,498,733
Ratios:
Net debt & preferred equity to total combined market capitalization	10.6%	14.1%	13.8%	14.0%	15.9%
Net debt to total combined market capitalization	0.1%	n/a	n/a	n/a	n/a
Ratio of EBITDAre to fixed charges and preferred distributions (6)	6.9x	5.9x	6.0x	5.8x	5.8x
Net debt and preferred equity to EBITDAre (7)	2.6x	3.1x	2.8x	3.1x	3.1x

(1)

For definition/discussion of non-GAAP financial measures and reconciliations to their nearest GAAP equivalents, see the definitions section & reconciliation section beginning on page 27 and page 11 of this report, respectively.

(2)	Excludes assets sold or held for sale
(3)	Represents the quarter over quarter percentage change in NOI and Cash NOI for the Same Park Portfolio.
(4)	Total shares and units issued and outstanding at period end is comprised of common stock and common operating partnership units.
(5)	Series W Preferred Stock redeemed in November 2021.
(6)	For each period shown, ratio of total fixed charges to EBITDAre is calculated using the respective quarter’s annualized fixed charges divided by the respective quarter’s annualized EBITDAre.
(7)

For each period shown, ratio of debt and preferred equity to EBITDAre is calculated using total net debt and preferred equity reported during the quarter divided by the respective quarter’s annualized EBITDAre.

Fourth Quarter 2021 Supplemental Financial Reporting Package    5

Consolidated Balance Sheets (unaudited, in thousands)

	December 31, 2021	December 31, 2020
ASSETS

Cash and cash equivalents	$27,074	$69,083	(a)

Real estate facilities, at cost
Land	867,345	843,765
Buildings and improvements	2,239,137	2,080,895

	3,106,482	2,924,660
Accumulated depreciation	(1,178,397)	(1,101,739)

	1,928,085	1,822,921	(b)
Properties held for sale, net (1)	33,609	75,138
Land and building held for development, net	78,990	37,922

	2,040,684	1,935,981

Rent receivable	1,621	1,519	(c)
Deferred rent receivable	37,581	36,788
Other assets	16,262	14,334	(d)

Total assets	$2,123,222	$2,057,705

LIABILITIES AND EQUITY

Accrued and other liabilities	$97,151	$82,065	(e)
Credit facility	32,000	—

Total liabilities	129,151	82,065

Equity
PS Business Parks, Inc.’s stockholders’ equity:
Preferred stock	755,000	944,750
Common stock	275	274
Paid-in capital	752,444	738,022	(f)
Accumulated earnings	226,737	73,631	(g)

Total PS Business Parks, Inc.’s stockholders’ equity	1,734,456	1,756,677
Noncontrolling interests	259,615	218,963

Total equity	1,994,071	1,975,640

Total liabilities and equity	$2,123,222	$2,057,705

See following page for additional detail related to the tickmarks shown in the table above.

(1)

As of December 31, 2021 and 2020, respectively, the Company had reclassified to properties held for sale (“AHFS”) a total of 702,000 square feet in both periods. See Definitions and Non-GAAP Disclosures for listing of assets classified as AHFS and Assets Sold in 2021 and 2020.

Fourth Quarter 2021 Supplemental Financial Reporting Package    6

Consolidated Balance Sheets Variance Detail (in thousands)

(a)	Change in cash and cash equivalents
	Beginning cash balance at December 31, 2020			$69,083
	Net cash provided by operating activities			302,237
	Net cash provided by investing activities			169,366
	Net cash used in financing activities			(513,612)

	Ending cash balance at December 31, 2021			$27,074

(b)	Change in real estate facilities, at cost
	Beginning balance at December 31, 2020			$1,822,921
	Acquisition of real estate			146,302
	Recurring capital improvements			11,649
	Tenant improvements, gross			14,903
	Capitalized lease commissions			8,719
	Nonrecurring capital improvements			2,705
	Depreciation and amortization of real estate facilities			(90,175)
	Transfer from land and building held for development, net			9,052
	Transfer to properties held for sale, net			2,009

	Ending balance at December 31, 2021			$1,928,085

(c)	Change in rent receivable	December 31, 2021	December 31, 2020	Increase (Decrease)
	Non-government customers	$1,186	$646	$540
	U.S. Government customers	435	873	(438)

		$1,621	$1,519	$102

(d)	Change in other assets	December 31, 2021	December 31, 2020	Increase (Decrease)
	Lease intangible assets, net	$8,555	$9,058	$(503)
	Prepaid property taxes and insurance	3,439	3,121	318
	Other	4,268	2,155	2,113

		$16,262	$14,334	$1,928

(e)	Change in accrued and other liabilities	December 31, 2021	December 31, 2020	Increase (Decrease)
	Customer security deposits	$42,027	$38,457	$3,570
	Accrued property taxes	13,289	12,513	776
	Customer prepaid rent	14,232	12,518	1,714
	Lease intangible liabilities, net	6,330	6,392	(62)
	Accrued tax liability	3,600	—	3,600
	Other	17,673	12,185	5,488

		$97,151	$82,065	$15,086

(f)	Change in paid-in capital
	Beginning paid-in capital at December 31, 2020			$738,022
	Charge related to the redemption of preferred securities			6,434
	Issuance costs			(105)
	Exercise of stock options			5,011
	Stock compensation expense, net			7,022
	Cash paid for taxes in lieu of stock upon vesting of restricted stock units			(3,940)

	Ending paid-in capital at December 31, 2021			$752,444

(g)	Change in accumulated earnings
	Beginning accumulated earnings at December 31, 2020			$73,631
	Net income			448,759
	Charge related to the redemption of preferred securities			(6,434)
	Distributions to preferred stockholders			(46,624)
	Distributions to common stockholders			(242,595)

	Ending accumulated earnings at December 31, 2021			$226,737

Fourth Quarter 2021 Supplemental Financial Reporting Package    7

Consolidated Statements of Operations (unaudited and in thousands, except per share data)

	Three Months Ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Rental income	$110,844	$110,448	$109,364	$108,047	$105,088

Expenses:
Cost of operations	32,738	33,091	31,849	33,218	32,023
Depreciation and amortization	24,130	23,857	22,514	22,985	23,668
General and administrative	4,728	5,148	4,799	4,382	3,152

Total operating expenses	61,596	62,096	59,162	60,585	58,843

Interest and other income	946	411	923	256	222
Interest and other expense (1)	(3,943)	(224)	(268)	(211)	(172)
Gain on sale of real estate facilities	310,758	29,924	19,193	—	—

Net income	357,009	78,463	70,050	47,507	46,295
Allocation to noncontrolling interests	(70,915)	(13,850)	(12,094)	(7,411)	(7,147)

Net income allocable to PS Business Parks, Inc.	286,094	64,613	57,956	40,096	39,148
Allocation to preferred stockholders	(10,485)	(12,046)	(12,047)	(12,046)	(12,047)
Preferred securities redemption charge	(6,434)	—	—	—	—
Allocation to restricted stock unit holders	(1,785)	(350)	(314)	(164)	(173)

Net income allocable to common stockholders	$267,390	$52,217	$45,595	$27,886	$26,928

Net income per share of common stock
Basic	$9.70	$1.90	$1.66	$1.01	$0.98
Diluted	$9.66	$1.89	$1.65	$1.01	$0.98

Weighted average common stock outstanding
Basic	27,565	27,543	27,531	27,495	27,488
Diluted	27,671	27,635	27,632	27,594	27,572

(1)	Other expense includes $3.6 million related to state tax provision in the fourth quarter of 2021.

Fourth Quarter 2021 Supplemental Financial Reporting Package    8

Consolidated Statements of Operations, Quarterly & Yearly (continued) (unaudited and in thousands, except per share data)

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2021	2020	2021	2020

Rental income	$110,844	$105,088	$438,703	$415,623	(a	)

Expenses:
Cost of operations	32,738	32,023	130,896	125,513	(b	)
Depreciation and amortization	24,130	23,668	93,486	96,314
General and administrative	4,728	3,152	19,057	14,526	(c	)

Total operating expenses	61,596	58,843	243,439	236,353

Interest and other income	946	222	2,536	1,234	(d	)
Interest and other expense	(3,943)	(172)	(4,646)	(1,072)	(e	)
Gain on sale of real estate facilities	310,758	—	359,875	27,273

Net income	357,009	46,295	553,029	206,705
Allocation to noncontrolling interests	(70,915)	(7,147)	(104,270)	(33,158)

Net income allocable to PS Business Parks, Inc.	286,094	39,148	448,759	173,547
Allocation to preferred stockholders	(10,485)	(12,047)	(46,624)	(48,186)
Preferred securities redemption charge	(6,434)	—	(6,434)	—
Allocation to restricted stock unit holders	(1,785)	(173)	(2,613)	(716)

Net income allocable to common stockholders	$267,390	$26,928	$393,088	$124,645

Net income per share of common stock
Basic	$9.70	$0.98	$14.28	$4.54
Diluted	$9.66	$0.98	$14.22	$4.52

Weighted average common stock outstanding
Basic	27,565	27,488	27,534	27,475
Diluted	27,671	27,572	27,636	27,563

See following page for additional detail related to the tickmarks shown in the table above.

Fourth Quarter 2021 Supplemental Financial Reporting Package    9

Consolidated Statements of Operations, Quarterly & Yearly (continued) (unaudited and in thousands)

		For the Three Months Ended			For the Years Ended
		December 31,		Increase	December 31,		Increase
(a)	Rental income:	2021	2020	(Decrease)	2021	2020	(Decrease)
	Same Park (1) (2)	$100,006	$94,566	$5,440	$391,125	$365,881	$25,244
	Same Park non-cash rental income (1) (3)	414	(959)	1,373	1,096	3,567	(2,471)
	Non-Same Park (1) (2)	5,329	2,494	2,835	16,139	8,252	7,887
	Non-Same Park non-cash rental income (1) (3)	335	632	(297)	1,690	1,059	631
	Multifamily	2,186	2,215	(29)	9,069	9,464	(395)
	Rental income from assets sold or held for sale (4)	2,574	6,140	(3,566)	19,584	27,400	(7,816)

		$110,844	$105,088	$5,756	$438,703	$415,623	$23,080

(b)	Cost of operations:
	Same Park (1)	$28,185	$27,115	$1,070	$111,333	$106,860	$4,473
	Same Park non-cash expense (1) (5)	356	391	(35)	1,597	1,103	494
	Non-Same Park (1)	1,794	1,054	740	5,523	3,661	1,862
	Non-Same Park non-cash expense (1) (5)	23	11	12	65	29	36
	Multifamily	1,242	1,180	62	4,647	4,264	383
	Operating expenses from assets sold or held for sale (4)	1,138	2,272	(1,134)	7,731	9,596	(1,865)

		$32,738	$32,023	$715	$130,896	$125,513	$5,383

(c)	General and administrative expenses:
	Compensation expense	$1,752	$880	$872	$6,787	$5,488	$1,299
	Stock compensation expense	1,681	830	851	6,738	4,438	2,300
	Professional fees and other	1,295	1,442	(147)	5,532	4,600	932

		$4,728	$3,152	$1,576	$19,057	$14,526	$4,531

(d)	Interest and other income:
	Management fee income	$59	$64	$(5)	$258	$262	$(4)
	Interest income	7	5	2	18	370	(352)
	Other income	880	153	727	2,260	602	1,658

		$946	$222	$724	$2,536	$1,234	$1,302

(e)	Interest and other expense:
	Interest expense and credit facility fee (6)	$(100)	$(80)	$(20)	$(346)	$(318)	$(28)
	Amortization of credit facility origination costs	(150)	(58)	(92)	(382)	(230)	(152)
	Other expense (7)	(3,693)	(34)	(3,659)	(3,918)	(524)	(3,394)

		$(3,943)	$(172)	$(3,771)	$(4,646)	$(1,072)	$(3,574)

(1)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Same Park and Non-Same Park.
(2)

Same Park rental income is presented net of (a) accounts receivable write-offs of $0.1 million and $0.2 million for the three months ended December 31, 2021 and 2020, respectively, and $0.0 million and $1.5 million for the years ended December 31, 2021 and 2020, respectively, and (b) rent deferrals and abatements of $0.0 million and $0.2 million for the three months ended December 31, 2021 and 2020, respectively, and $0.6 million and $6.5 million for the years ended December 31, 2021 and 2020, respectively. Non-Same Park rental income is presented net of (a) accounts receivable write-offs of $0.0 million for each of the three months and years ended December 31, 2021 and 2020, and (b) rent deferrals and abatements of $0.0 million for each of the three months ended December 31, 2021 and 2020, and $0.2 million and $0.0 million for the years ended December 31, 2021 and 2020, respectively.

(3)

Non-cash rental income represents amortization of deferred rent receivable, amortization of above and below market rents, net, and amortization of lease incentives and tenant improvement reimbursements. Same Park non-cash rental income is presented net of deferred rent receivable write-offs of $0.1 million and $0.4 million for the three months ended December 31, 2021 and 2020, respectively, and $0.3 million and $3.0 million for the years ended December 31, 2021 and 2020, respectively. Non-Same Park non-cash rental income is presented net of deferred rent receivable write-offs of $0 million for each of the three months and years ended December 31, 2021 and 2020.

(4)

Amounts shown for the year ended December 31, 2021 and 2020 include operating results attributable the Assets Sold in 2021 and Assets Sold in 2020, respectively. Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Assets Sold in 2021 and Assets Sold 2020.

(5)	Non-cash expense represents stock compensation expense attributable to employees whose compensation expense is recorded in costs of operations.
(6)	Interest expense was $0.0 million for each of the three months and years ended December 31, 2021 and 2020.
(7)	Other expense includes $3.6 million related to state tax provision in the fourth quarter of 2021.

Fourth Quarter 2021 Supplemental Financial Reporting Package    10

Non-GAAP Funds From Operations (FFO) and Core FFO Reconciliations (unaudited and in thousands, except per share amounts)

	Three Months Ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Net income allocable to common stockholders	$267,390	$52,217	$45,595	$27,886	$26,928
Adjustments
Gain on sale of real estate facilities	(310,758)	(29,924)	(19,193)	—	—
Depreciation and amortization	24,130	23,857	22,514	22,985	23,668
Net income allocable to noncontrolling interests	70,915	13,850	12,094	7,411	7,147
Net income allocable to restricted stock unit holders	1,785	350	314	164	173
FFO allocated to joint venture partner	(11)	(22)	(18)	(27)	(16)

FFO allocable to diluted common stock and units (1)	53,451	60,328	61,306	58,419	57,900
Maryland reincorporation costs	—	—	510	—	—
Preferred securities redemption charge	6,434	—	—	—	—
Income tax expense	3,600	—	—	—	—

Core FFO allocable to diluted common stock and units (1)	$63,485	$60,328	$61,816	$58,419	$57,900

Weighted average outstanding
Common stock	27,565	27,543	27,531	27,495	27,488
Operating partnership units	7,305	7,305	7,305	7,305	7,305
Restricted stock units	46	33	32	47	57
Common stock equivalents	106	92	101	99	84

Total diluted common stock and units	35,022	34,973	34,969	34,946	34,934

FFO per share	$1.53	$1.72	$1.75	$1.67	$1.66
Core FFO per share	$1.81	$1.72	$1.77	$1.67	$1.66

Fourth Quarter 2021 Supplemental Financial Reporting Package    11

Non-GAAP FFO, Core FFO and Funds Available for Distribution (FAD) Reconciliations (unaudited and in thousands, except per share amounts)

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2021	2020	2021	2020
Net income allocable to common stockholders	$267,390	$26,928	$393,088	$124,645
Adjustments
Gain on sale of real estate facilities	(310,758)	—	(359,875)	(27,273)
Depreciation and amortization	24,130	23,668	93,486	96,314
Net income allocable to noncontrolling interests	70,915	7,147	104,270	33,158
Net income allocable to restricted stock unit holders	1,785	173	2,613	716
FFO allocated to joint venture partner	(11)	(16)	(78)	(118)

FFO allocable to diluted common stock and units (1)	53,451	57,900	233,504	227,442
Maryland reincorporation costs	—	—	510	—
Non-capitalizable demolition costs	—	—	—	335
Acceleration of stock compensation expense due to President and Chief Executive Officer retirement	—	—	—	1,687
Preferred securities redemption charge	6,434	—	6,434	—
Income tax expense	3,600	—	3,600	—

Core FFO allocable to diluted common stock and units (1)	63,485	57,900	244,048	229,464
Adjustments
Recurring capital improvements	(3,233)	(2,880)	(11,335)	(8,306)
Tenant improvements	(3,462)	(4,725)	(13,680)	(13,972)
Capitalized lease commissions	(3,274)	(3,459)	(8,492)	(8,153)
Total recurring capital expenditures for assets sold or held for sale	(117)	(582)	(1,615)	(3,892)
Total multifamily capital expenditures	(6)	(24)	(13)	(24)
Non-cash rental income (2)	(857)	627	(2,800)	(4,713)
Non-cash stock compensation expense (3)	2,073	1,257	8,495	3,961
Cash paid for taxes in lieu of stock upon vesting of restricted stock units	(260)	(114)	(3,940)	(4,216)

FAD allocable to diluted common stock and units (1)	54,349	48,000	210,668	190,149
Distributions to common stockholders (4)	(28,969)	(28,863)	(115,682)	(115,396)
Distributions to noncontrolling interests - common units (4)	(7,671)	(7,671)	(30,683)	(30,683)
Distributions to restricted stock unit holders (4)	(176)	(185)	(721)	(654)
Distributions to noncontrolling interests - joint venture	(17)	(31)	(77)	(140)

Free cash available after fixed charges	17,516	11,250	63,505	43,276
Non-recurring property renovations (1)	(1,686)	(1,203)	(2,705)	(1,715)
Investment in multifamily development	(12,903)	(4,504)	(43,443)	(9,598)
Investment in industrial development	(1,223)	(1,306)	(2,604)	(7,149)

Retained cash (1)	$1,704	$4,237	$14,753	$24,814

Weighted average outstanding
Common stock	27,565	27,488	27,534	27,475
Operating partnership units	7,305	7,305	7,305	7,305
Restricted stock units	46	57	50	51
Common stock equivalents	106	84	102	88

Total diluted common stock and units	35,022	34,934	34,991	34,919

FFO per share	$1.53	$1.66	$6.67	$6.51
Core FFO per share	$1.81	$1.66	$6.97	$6.57
FAD distribution payout ratio (5)	67.8%	76.6%	69.9%	77.2%

(1)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definition of FFO, Core FFO, FAD, Non-Recurring Property Renovations and Retained Cash.
(2)	Non-cash rental income includes amortization of deferred rent receivable (net of write-offs), in-place lease intangible, tenant improvement reimbursements, and lease incentives.
(3)	Amounts shown are net of accelerated stock compensation expense related to the former President and Chief Executive Officer retirement, which is also excluded from the computation of Core FFO.
(4)	Excludes special dividend distribution to common stockholders, noncontrolling interest and restricted stock unit holders.
(5)

FAD distribution payout ratio is equal to total distributions to common stockholders, unit holders, restricted stock unit holders and our joint venture partner divided by FAD during the same reporting period.

Fourth Quarter 2021 Supplemental Financial Reporting Package    12

Net Operating Income (NOI), Cash NOI and EBITDAre (unaudited, in thousands)

NET OPERATING INCOME							CASH NET OPERATING INCOME
	For the Three Months Ended			For the Years Ended				For the Three Months Ended			For the Years Ended
	December 31,			December 31,				December 31,			December 31,

	2021	2020	% Change	2021	2020	% Change		2021	2020	% Change	2021	2020	% Change

Rental income							Cash rental income (1) (5)
Same Park (1) (2) (3)	$100,420	$93,607	7.3%	$392,221	$369,448	6.2%	Same Park (1) (2) (4)	$100,006	$94,566	5.8%	$391,125	$365,881	6.9%
Non-Same Park (1)	5,664	3,126	81.2%	17,829	9,311	91.5%	Non-Same Park (1)	5,329	2,494	113.7%	16,139	8,252	95.6%
Multifamily	2,186	2,215	(1.3%)	9,069	9,464	(4.2%)	Multifamily	2,186	2,247	(2.7%)	9,069	9,492	(4.5%)
Assets sold or held for sale	2,574	6,140	(58.1%)	19,584	27,400	(28.5%)	Assets sold or held for sale	2,466	6,408	(61.5%)	19,570	27,285	(28.3%)

Total rental income	110,844	105,088	5.5%	438,703	415,623	5.6%	Total cash rental income	109,987	105,715	4.0%	435,903	410,910	6.1%

Adjusted cost of operations (1) (5)							Adjusted cost of operations (1) (5)
Same Park (1)	28,185	27,115	3.9%	111,333	106,860	4.2%	Same Park (1)	28,185	27,115	3.9%	111,333	106,860	4.2%
Non-Same Park (1)	1,794	1,054	70.2%	5,523	3,661	50.9%	Non-Same Park (1)	1,794	1,054	70.2%	5,523	3,661	50.9%
Multifamily	1,242	1,180	5.3%	4,647	4,264	9.0%	Multifamily	1,242	1,180	5.3%	4,647	4,264	9.0%
Assets sold or held for sale	1,125	2,247	(49.9%)	7,636	9,518	(19.8%)	Assets sold or held for sale	1,125	2,247	(49.9%)	7,636	9,518	(19.8%)

Total adjusted cost of operations	32,346	31,596	2.4%	129,139	124,303	3.9%	Total adjusted cost of operations	32,346	31,596	2.4%	129,139	124,303	3.9%

Net operating income							Cash net operating income
Same Park (1)	72,235	66,492	8.6%	280,888	262,588	7.0%	Same Park (1)	71,821	67,451	6.5%	279,792	259,021	8.0%
Non-Same Park (1)	3,870	2,072	86.8%	12,306	5,650	117.8%	Non-Same Park (1)	3,535	1,440	145.5%	10,616	4,591	131.2%
Multifamily	944	1,035	(8.8%)	4,422	5,200	(15.0%)	Multifamily	944	1,067	(11.5%)	4,422	5,228	(15.4%)
Assets sold or held for sale	1,449	3,893	(62.8%)	11,948	17,882	(33.2%)	Assets sold or held for sale	1,341	4,161	(67.8%)	11,934	17,767	(32.8%)

Total net operating income	$78,498	$73,492	6.8%	$309,564	$291,320	6.3%	Total cash net operating income	$77,641	$74,119	4.8%	$306,764	$286,607	7.0%

(1)	Refer to page 27, Definition and Non-GAAP Disclosures, for the definitions of Same Park, Non-Same Park, Cash Rental Income, Adjusted Cost of Operations, EBITDAre, and Cost of Operations table.
(2)

Same Park rental income and cash rental income include lease buyout income of $0.5 million and $0.3 million for the three months ended December 31, 2021 and 2020, respectively, and $1.9 million and $1.0 million for the years ended December 31, 2021 and 2020, respectively.

(3)

Same Park rental income is presented net of (a) accounts receivable write-offs of $0.1 million and $0.2 million for the three months ended December 31, 2021 and 2020, respectively, and $0.0 million and $1.5 million for the years ended December 31, 2021 and 2020, respectively, and (b) deferred rent receivable write-offs of $0.1 million and $0.4 million for the three months ended December 31, 2021 and 2020, respectively, and $0.3 million and $3.0 million for the years ended December 31, 2021 and 2020, respectively.

(4)

Same Park cash rental income is presented net of (a) accounts receivable write-offs of $0.1 million and $0.2 million for the three months ended December 31, 2021 and 2020, respectively, and $0.0 million and $1.5 million for the years ended December 31, 2021 and 2020, respectively, and (b) rent deferrals and abatements of $0.0 million and $0.2 million for the three months ended December 31, 2021 and 2020, respectively, and $0.6 million and $6.5 million for the years ended December 31, 2021 and 2020, respectively.

(5)	Refer to page 10 for a reconciliation of cash rental income to rental income and adjusted cost of operations to cost of operations as reported on our GAAP statements of income.

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION FOR REAL ESTATE (EBITDAre) (1)
	For the Three Months Ended			For the Years Ended
	December 31,			December 31,

	2021	2020	$ Change	2021	2020	$ Change

Net income	$357,009	$46,295	$310,714	$553,029	$206,705	$346,324
Net interest (income) expense	243	133	110	710	178	532
Depreciation and amortization	24,130	23,668	462	93,486	96,314	(2,828)
Gain on sale of real estate facilities and development rights	(310,758)	—	(310,758)	(359,875)	(27,273)	(332,602)
Income tax expense	3,600	—	3,600	3,600	—	3,600

EBITDAre	$74,224	$70,096	$4,128	$290,950	$275,924	$15,026

(1)	Refer to page 27, Definition and Non-GAAP Disclosures, for the definitions of Same Park, Non-Same Park, Cash Rental Income, Adjusted Cost of Operations, EBITDAre, and Cost of Operations table.

Fourth Quarter 2021 Supplemental Financial Reporting Package    13

Same Park (1) Cash NOI by Region and Type (in thousands)

	For the Three Months Ended
	December 31, 2021				December 31, 2020				Total
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total	% Change
Cash rental income (1)
Northern California	$24,411	$2,603	$2,521	$29,535	$21,823	$2,390	$2,888	$27,101	9.0%
Southern California	10,057	3,373	213	13,643	9,306	3,055	224	12,585	8.4%
Dallas	3,194	2,028	—	5,222	2,971	1,798	—	4,769	9.5%
Austin	2,374	5,972	—	8,346	2,208	6,315	—	8,523	(2.1%)
Northern Virginia	5,187	5,551	9,266	20,004	5,094	5,620	9,296	20,010	0.0%
South Florida	12,479	603	62	13,144	11,270	507	38	11,815	11.2%
Seattle	3,250	1,746	145	5,141	3,055	1,737	132	4,924	4.4%
Suburban Maryland	1,187	—	3,784	4,971	1,135	—	3,704	4,839	2.7%

Total	62,139	21,876	15,991	100,006	56,862	21,422	16,282	94,566	5.8%

Adjusted cost of operations (1)
Northern California	5,244	710	843	6,797	4,958	686	771	6,415	6.0%
Southern California	2,334	944	84	3,362	2,155	885	98	3,138	7.1%
Dallas	829	652	—	1,481	872	725	—	1,597	(7.3%)
Austin	722	2,110	—	2,832	754	2,245	—	2,999	(5.6%)
Northern Virginia	1,568	1,733	3,834	7,135	1,398	1,768	3,574	6,740	5.9%
South Florida	3,414	165	41	3,620	3,035	150	16	3,201	13.1%
Seattle	822	418	56	1,296	780	410	55	1,245	4.1%
Suburban Maryland	303	—	1,359	1,662	349	—	1,431	1,780	(6.6%)

Total	15,236	6,732	6,217	28,185	14,301	6,869	5,945	27,115	3.9%

Cash NOI (1)
Northern California	19,167	1,893	1,678	22,738	16,865	1,704	2,117	20,686	9.9%
Southern California	7,723	2,429	129	10,281	7,151	2,170	126	9,447	8.8%
Dallas	2,365	1,376	—	3,741	2,099	1,073	—	3,172	17.9%
Austin	1,652	3,862	—	5,514	1,454	4,070	—	5,524	(0.2%)
Northern Virginia	3,619	3,818	5,432	12,869	3,696	3,852	5,722	13,270	(3.0%)
South Florida	9,065	438	21	9,524	8,235	357	22	8,614	10.6%
Seattle	2,428	1,328	89	3,845	2,275	1,327	77	3,679	4.5%
Suburban Maryland	884	—	2,425	3,309	786	—	2,273	3,059	8.2%

Total	$46,903	$15,144	$9,774	$71,821	$42,561	$14,553	$10,337	$67,451	6.5%

Percentage by Product Type	65.3%	21.1%	13.6%	100.0%	63.1%	21.6%	15.3%	100.0%

		Industrial		Flex		Office
Cash NOI Period Growth by Type		10.2%		4.1%		-5.4%

(1)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Same Park, Cash Rental Income, Adjusted Cost of Operations, and Cash NOI.

Fourth Quarter 2021 Supplemental Financial Reporting Package    14

Same Park (1) Cash NOI by Region and Type (in thousands)

	For the Years Ended
	December 31, 2021				December 31, 2020				Total
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total	% Change
Cash rental income (1)
Northern California	$94,414	$10,040	$10,516	$114,970	$84,337	$9,357	$12,139	$105,833	8.6%
Southern California	39,072	13,423	852	53,347	34,879	12,108	815	47,802	11.6%
Dallas	12,568	7,995	—	20,563	11,780	7,490	—	19,270	6.7%
Austin	9,191	25,223	—	34,414	8,270	24,546	—	32,816	4.9%
Northern Virginia	20,381	22,270	35,731	78,382	19,972	21,327	35,718	77,017	1.8%
South Florida	47,351	2,094	186	49,631	42,102	1,880	137	44,119	12.5%
Seattle	12,723	7,075	556	20,354	11,831	6,873	607	19,311	5.4%
Suburban Maryland	4,357	—	15,107	19,464	4,146	—	15,567	19,713	(1.3%)

Total	240,057	88,120	62,948	391,125	217,317	83,581	64,983	365,881	6.9%

Adjusted cost of operations (1)
Northern California	20,074	2,755	3,127	25,956	19,340	2,672	3,109	25,121	3.3%
Southern California	9,343	3,575	345	13,263	9,053	3,473	344	12,870	3.1%
Dallas	4,015	3,085	—	7,100	3,885	3,260	—	7,145	(0.6%)
Austin	3,184	9,486	—	12,670	3,022	9,019	—	12,041	5.2%
Northern Virginia	6,190	6,823	13,970	26,983	5,785	6,333	13,264	25,382	6.3%
South Florida	12,770	607	99	13,476	11,841	562	67	12,470	8.1%
Seattle	3,279	1,701	253	5,233	3,192	1,635	224	5,051	3.6%
Suburban Maryland	1,237	—	5,415	6,652	1,243	—	5,537	6,780	(1.9%)

Total	60,092	28,032	23,209	111,333	57,361	26,954	22,545	106,860	4.2%

Cash NOI (1)
Northern California	74,340	7,285	7,389	89,014	64,997	6,685	9,030	80,712	10.3%
Southern California	29,729	9,848	507	40,084	25,826	8,635	471	34,932	14.7%
Dallas	8,553	4,910	—	13,463	7,895	4,230	—	12,125	11.0%
Austin	6,007	15,737	—	21,744	5,248	15,527	—	20,775	4.7%
Northern Virginia	14,191	15,447	21,761	51,399	14,187	14,994	22,454	51,635	(0.5%)
South Florida	34,581	1,487	87	36,155	30,261	1,318	70	31,649	14.2%
Seattle	9,444	5,374	303	15,121	8,639	5,238	383	14,260	6.0%
Suburban Maryland	3,120	—	9,692	12,812	2,903	—	10,030	12,933	(0.9%)

Total	$179,965	$60,088	$39,739	$279,792	$159,956	$56,627	$42,438	$259,021	8.0%

Percentage by Product Type	64.3%	21.5%	14.2%	100.0%	61.7%	21.9%	16.4%	100.0%

		Industrial		Flex		Office
Cash NOI Period Growth by Type		12.5%		6.1%		-6.4%

(1)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Same Park, Cash Rental Income, Adjusted Cost of Operations, and Cash NOI.

Fourth Quarter 2021 Supplemental Financial Reporting Package    15

Capitalization Summary (unaudited and in thousands, except share and per share data)

	As of December 31, 2021			As of December 31, 2020
		% of Total			% of Total
		Market	Wtd Avg		Market	Wtd Avg
	Total	Capitalization	Rate	Total	Capitalization	Rate

Common Stock:
Common stock (27,589,807 and 27,488,547 shares outstanding as of December 31, 2021 and 2020, respectively) (1)	$5,081,215	70.7%		$3,652,403	66.4%
Common operating partnership units (7,305,355 units outstanding as of December 31, 2021 and 2020, respectively) (1)	1,345,427	18.7%		970,663	17.7%

Total common equity and operating partnership units (1)	$6,426,642	89.4%		$4,623,066	84.1%

Preferred Equity:
5.200% Series W preferred stock (7,590,000 depositary shares outstanding) redeemed 11/20/21	$-	-		$189,750	3.5%
5.250% Series X preferred stock (9,200,000 depositary shares outstanding) callable 9/21/22	230,000	3.2%		230,000	4.2%
5.200% Series Y preferred stock (8,000,000 depositary shares outstanding) callable 12/7/22	200,000	2.8%		200,000	3.6%
4.875% Series Z preferred stock (13,000,000 depositary shares outstanding) callable 11/4/24	325,000	4.5%		325,000	5.9%

Total preferred equity	$755,000	10.5%	5.08%	$944,750	17.2%	5.10%

Unsecured Debt:
Credit facility borrowing ($400.0 million at LIBOR + 0.70%) (2)	$32,000	0.4%	0.80%	$-
Credit facility borrowing ($250.0 million at LIBOR + 0.825%) (2)	-			-
Unrestricted cash	(27,074)	(0.4%)		(69,083)	(1.3%)

Net debt	$4,926	0.1%		$(69,083)	(1.3%)

Total net debt and preferred equity	$759,926	10.6%	4.90%	$875,667	15.9%	5.10%

Total implied market capitalization	$7,186,568	100.0%		$5,498,733	100.0%

Interest expense and related expenses (3)	$1,000			$552
Preferred distributions	41,940			48,188

Total fixed charges and preferred distributions	$42,940			$48,740

Ratio of EBITDAre to fixed charges and preferred distributions (4)	6.9x			5.8x
Ratio of net debt and preferred equity to EBITDAre (5)	2.6x			3.1x

(1)

Total common equity is calculated as the total number of common stock and operating partnership units outstanding multiplied by the Company’s closing share price at the end of each respective period shown. Closing share prices on December 31, 2021 and December 31, 2020 were $184.17 and $132.87, respectively.

(2)	In August 2021, the Company amended and restated its Credit Facility which increased the aggregate principal amount of the Credit Facility from $250.0 million to $400.0 million.
(3)	Interest expense and related expenses includes facility fees associated with our unsecured credit facility.
(4)	For each period shown, ratio of total fixed charges to EBITDAre is calculated using the respective quarter’s annualized fixed charges divided by the respective quarter’s annualized EBITDAre.
(5)

For each period shown, ratio of debt and preferred equity to EBITDAre is calculated using total net debt and preferred equity reported during the quarter divided by the respective quarter’s annualized EBITDAre.

Fourth Quarter 2021 Supplemental Financial Reporting Package    16

Analysis of Capital Expenditures (unaudited and in thousands, except per square foot data)

	For the Years Ended December 31,

	2021	2020

Commercial Recurring Capital Expenditures (1)
Same Park
Capital improvements	$11,139	$8,288
Tenant improvements	13,085	13,833
Lease commissions	8,117	6,049

Total Same Park Recurring Capital Expenditures	32,341	28,170
Non-Same Park
Capital improvements	196	18
Tenant improvements	595	139
Lease commissions	375	2,104

Total Non-Same Park Recurring Capital Expenditures	1,166	2,261

Total Recurring Capital Expenditures	33,507	30,431
Assets sold or held for sale Recurring Capital Expenditures	1,615	3,892

Total commercial Recurring Capital Expenditures	35,122	34,323
Non-recurring Property Renovations (1)	2,705	1,715
Multifamily capital expenditures	13	24

Total capital expenditures	$37,840	$36,062

Same Park Recurring Capital Expenditures as a percentage of NOI	11.5%	10.7%

(1)

(1)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Recurring Capital Expenditures and Non-recurring Property Renovations.

Fourth Quarter 2021 Supplemental Financial Reporting Package    17

Portfolio Summary (unaudited)

PROPERTY INFORMATION
	For the Three Months Ended December 31,			For the Years Ended December 31,
	2021	2020	% Change	2021	2020	% Change
Total Portfolio (1)
Total rentable square footage at period end	27,010,000	26,068,000	3.6%	27,010,000	26,068,000	3.6%
Weighted average occupancy	95.5%	92.4%	3.4%	94.3%	92.2%	2.3%
Period end occupancy	95.9%	93.7%	2.3%	95.9%	93.7%	2.3%
Cash rental income per occupied square foot (2) (3)
Industrial	$14.35	$13.90	3.2%	$14.21	$13.36	6.4%
Flex	$19.70	$19.38	1.7%	$20.00	$19.04	5.0%
Office	$25.47	$25.47	0.0%	$25.16	$24.83	1.3%
Total cash rental income per occupied square foot	$16.38	$16.16	1.4%	$16.35	$15.68	4.3%
Cash rental income per available square foot (2) (3)
Industrial	$13.94	$12.89	8.1%	$13.62	$12.34	10.4%
Flex	$18.52	$18.13	2.2%	$18.64	$17.67	5.5%
Office	$22.15	$22.55	(1.8%)	$21.80	$22.50	(3.1%)
Total cash rental income per available square foot	$15.64	$14.93	4.8%	$15.43	$14.46	6.7%

Same Park Portfolio (2)
Total rentable square footage at period end	25,053,000	25,053,000	—	25,053,000	25,053,000	—
Weighted average occupancy	95.7%	92.7%	3.2%	94.4%	92.7%	1.8%
Period end occupancy	96.4%	93.7%	2.9%	96.4%	93.7%	2.9%
Cash rental income per occupied square foot (2) (4)
Industrial	$14.60	$14.01	4.2%	$14.34	$13.41	6.9%
Flex	$19.65	$19.33	1.7%	$19.96	$19.00	5.1%
Office	$25.47	$25.47	0.0%	$25.16	$24.83	1.3%
Total cash rental income per occupied square foot	$16.67	$16.29	2.3%	$16.53	$15.76	4.9%
Cash rental income per available square foot (2) (4)
Industrial	$14.26	$13.05	9.3%	$13.77	$12.47	10.4%
Flex	$18.48	$18.10	2.1%	$18.61	$17.65	5.4%
Office	$22.15	$22.55	(1.8%)	$21.80	$22.50	(3.1%)
Total cash rental income per available square foot	$15.97	$15.10	5.8%	$15.61	$14.60	6.9%

Non-Same Park Portfolio (2)
Total rentable square footage at period end	1,957,000	1,015,000	92.8%	1,957,000	1,015,000	92.8%
Weighted average occupancy	92.2%	86.1%	7.1%	92.6%	78.2%	18.4%
Period end occupancy	89.4%	93.9%	(4.8%)	89.4%	93.9%	(4.8%)
Cash rental income per occupied square foot (2) (5)
Industrial	$11.80	$11.32	4.2%	$12.40	$11.96	3.7%
Flex	$22.94	$22.34	2.7%	$22.19	$21.36	3.9%
Total cash rental income per occupied square foot	$12.26	$12.27	(0.1%)	$12.97	$13.00	(0.2%)
Cash rental income per available square foot (2) (5)
Industrial	$10.89	$9.72	12.0%	$11.49	$9.22	24.6%
Flex	$20.91	$19.80	5.6%	$20.51	$18.92	8.4%
Total cash rental income per available square foot	$11.31	$10.57	7.0%	$12.02	$10.16	18.3%

Multifamily Portfolio
Number of units	395	395	—	395	395	—
Average rent per unit (6)	$2,078	$2,084	(0.3%)	$2,078	$2,084	(0.3%)
Weighted average occupancy	94.5%	93.7%	0.9%	94.5%	92.9%	1.8%
Period end occupancy	95.7%	94.9%	0.8%	95.7%	94.9%	0.8%

(1)

Excludes assets sold of 494,000 square feet, and 0 square feet, for the three months ended December 31, 2021, and 2020, respectively, and 958,000 square feet and 153,000 square feet for the years ended December 31, 2021 and 2020, respectively. Operating metrics from our multifamily asset are excluded from total portfolio operating metrics.

(2)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Revenue per Occupied Square Foot, RevPAF, Same Park and Non-Same Park.
(3)

Included in the calculation of Total Park revenue per occupied square foot and RevPAF is (a) lease buyout income of $0.5 million and $0.3 million for the three months ended December 31, 2021 and 2020, respectively, and $1.9 million and $1.0 million for the years ended December 31, 2021 and 2020, respectively, (b) accounts receivable write-offs of $0.1 million and $0.2 million for the three months ended December 31, 2021 and 2020, respectively, and $0.0 million and $1.5 million for the years ended December 31, 2021 and 2020, respectively, and (c) deferred rent receivable write-offs of $0.1 million and $0.4 million for the three months ended December 31, 2021 and 2020, respectively, and $0.3 million and $3.0 million for the years ended December 31, 2021 and 2020, respectively.

(4)

Included in the calculation of Same Park revenue per occupied square foot and RevPAF is (a) lease buyout income of $0.5 million and $0.3 million for the three months ended December 31, 2021 and 2020, respectively, and $1.9 million and $1.0 million for the years ended December 31, 2021 and 2020, respectively, (b) accounts receivable write-offs of $0.1 million and $0.2 million for the three months ended December 31, 2021 and 2020, respectively, and $0.0 million and $1.5 million for the years ended December 31, 2021 and 2020, respectively, and (c) deferred rent receivable write-offs of $0.1 million and $0.4 million for the three months ended December 31, 2021 and 2020, respectively, and $0.3 million and $3.0 million for the years ended December 31, 2021 and 2020, respectively.

(5)

Included in the calculation of Non-Same Park revenue per occupied square foot and RevPAF is (a) lease buyout income of $0.0 million for both each of the three months and years ended December 31, 2021 and 2020, (b) accounts receivable write-offs of $0 for each of the three months and years ended December 31, 2021 and 2020, and (c) deferred rent receivable write-offs of $0.0 million for both the three months and years ended December 31, 2021 and 2020.

(6)

Average rent per unit is defined as the total potential monthly rental revenue (actual rent for occupied apartment units plus market rent for vacant apartment units) divided by the total number of rentable apartment units.

Fourth Quarter 2021 Supplemental Financial Reporting Package    18

Total Portfolio Overview by Product Type (unaudited, in thousands)

Rentable Square Footage of Properties by Product Type as of December 31, 2021 (1)

Markets	Industrial	Flex	Office	Total	% of Total

Northern California	6,391	593	340	7,324	27.1%
Southern California	2,989	582	31	3,602	13.3%
Dallas	2,242	793	—	3,035	11.3%
Austin	755	1,208	—	1,963	7.3%
Northern Virginia	1,810	1,242	1,726	4,778	17.7%
South Florida	3,728	126	12	3,866	14.3%
Seattle	1,052	270	28	1,350	5.0%
Suburban Maryland	341	—	751	1,092	4.0%

Total	19,308	4,814	2,888	27,010	100.0%

Percentage by Product Type	71.5%	17.8%	10.7%	100.0%

	Weighted Average Occupancy Rates by Product Type for the Three Months Ended December 31, 2021 (1)				Weighted Average Occupancy Rates by Product Type for the Year Ended December 31, 2021 (1)

Markets	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total

Northern California	97.0%	95.3%	75.6%	95.9%	95.6%	91.4%	78.4%	94.4%
Southern California	98.5%	95.8%	96.0%	98.0%	97.7%	94.8%	95.8%	97.2%
Dallas	94.9%	92.1%	—	94.1%	90.1%	88.2%	—	89.5%
Austin	99.1%	89.7%	—	93.3%	97.5%	92.6%	—	94.5%
Northern Virginia	93.9%	98.1%	87.9%	92.8%	94.1%	97.4%	86.9%	92.4%
South Florida	98.6%	95.7%	100.0%	98.5%	97.6%	87.1%	100.0%	97.3%
Seattle	98.2%	92.6%	68.1%	96.5%	95.5%	94.4%	68.0%	94.7%
Suburban Maryland	97.9%	—	89.5%	92.1%	98.0%	—	89.4%	92.1%
Total	97.2%	94.0%	86.8%	95.5%	95.8%	93.2%	86.5%	94.3%

(1)	Excludes assets sold or held for sale as of December 31, 2021.

Fourth Quarter 2021 Supplemental Financial Reporting Package    19

Same Park Portfolio Overview by Product Type (unaudited, in thousands)

Rentable Square Footage of Same Park Properties by Product Type as of December 31, 2021 (1)

Markets	Industrial	Flex	Office	Total	% of Total

Northern California	6,391	514	340	7,245	28.9%
Southern California	2,299	582	31	2,912	11.6%
Dallas	1,300	793	—	2,093	8.4%
Austin	755	1,208	—	1,963	7.8%
Northern Virginia	1,564	1,242	1,726	4,532	18.1%
South Florida	3,728	126	12	3,866	15.4%
Seattle	1,052	270	28	1,350	5.4%
Suburban Maryland	341	—	751	1,092	4.4%

Total	17,430	4,735	2,888	25,053	100.0%

Percentage by Product Type	69.6%	18.9%	11.5%	100.0%

	Same Park Weighted Average Occupancy Rates by Product Type for the Three Months Ended December 31, 2021 (1)				Same Park Weighted Average Occupancy Rates by Product Type for the Year Ended December 31, 2021 (1)

Markets	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total

Northern California	97.0%	96.0%	75.6%	95.9%	95.6%	91.4%	78.4%	94.5%
Southern California	98.1%	95.8%	96.0%	97.7%	97.4%	94.8%	95.8%	96.9%
Dallas	95.1%	92.1%	—	93.9%	91.2%	88.2%	—	90.1%
Austin	99.1%	89.7%	—	93.3%	97.5%	92.6%	—	94.5%
Northern Virginia	98.7%	98.1%	87.9%	94.4%	95.6%	97.4%	86.9%	92.8%
South Florida	98.6%	95.7%	100.0%	98.5%	97.6%	87.1%	100.0%	97.3%
Seattle	98.2%	92.6%	68.1%	96.5%	95.5%	94.4%	68.0%	94.7%
Suburban Maryland	97.9%	—	89.5%	92.1%	98.0%	—	89.4%	92.1%
Total	97.7%	94.1%	86.8%	95.7%	96.1%	93.2%	86.5%	94.4%

(1)	Excludes assets sold or held for sale as of December 31, 2021.

Fourth Quarter 2021 Supplemental Financial Reporting Package    20

Fourth Quarter 2021 Production Statistics (unaudited)

	Total Portfolio Activity (1) (2)
Industrial (1)	Wtd. Avg. Occupancy	Leasing Volume	Customer Retention	Transaction Costs per Executed Foot	Transaction Costs as a % of Rents (3)	Cash Rental Rate Change (3)	Net Effective Rent Change (3)
Northern California	97.0%	376,000	79.6%	$3.92	6.6%	10.3%	23.9%
Southern California	98.5%	195,000	85.7%	1.66	3.4%	11.6%	25.6%
Dallas	94.9%	152,000	72.5%	3.37	9.5%	7.8%	18.8%
Austin	99.1%	86,000	46.6%	6.26	10.2%	23.2%	81.7%
Northern Virginia	93.9%	107,000	36.8%	4.94	13.0%	0.8%	3.6%
South Florida	98.6%	231,000	69.9%	1.00	2.7%	16.0%	31.2%
Seattle	98.2%	79,000	54.5%	3.60	6.9%	11.5%	22.2%
Suburban Maryland	97.9%	20,000	100.0%	7.05	29.3%	-3.0%	-0.8%

Industrial Totals by Market	97.2%	1,246,000	74.6%	$3.24	6.8%	11.5%	25.7%

Flex (1)
Northern California	95.3%	47,000	76.6%	$0.75	1.9%	4.3%	9.0%
Southern California	95.8%	44,000	80.9%	1.04	3.1%	0.7%	3.9%
Dallas	92.1%	73,000	82.7%	2.82	11.4%	8.8%	18.4%
Austin	89.7%	48,000	67.0%	6.63	16.5%	7.1%	21.9%
Northern Virginia	98.1%	72,000	94.1%	2.15	7.8%	-7.8%	0.5%
South Florida	95.7%	1,000	100.0%	—	0.0%	7.0%	14.3%
Seattle	92.6%	17,000	50.5%	0.95	2.5%	2.5%	8.5%

Flex Totals by Market	94.0%	302,000	69.7%	$2.56	8.0%	1.2%	8.0%

Office
Northern California	75.6%	29,000	70.7%	$0.88	1.6%	-9.6%	-4.2%
Southern California	96.0%	3,000	56.8%	1.10	2.3%	3.5%	11.2%
Northern Virginia	87.9%	134,000	82.8%	3.88	3.9%	0.4%	7.1%
South Florida	100.0%	—	—	—	—	—	—
Seattle	68.1%	4,000	74.1%	—	—	1.5%	10.8%
Suburban Maryland	89.5%	37,000	98.9%	4.77	8.2%	-8.8%	-0.5%

Office Totals by Market	86.8%	207,000	71.7%	$3.51	4.1%	-2.3%	4.7%

Company Totals by Type	95.5%	1,755,000	70.6%	$3.15	6.4%	6.1%	16.4%

(1)	Excludes assets sold or held for sale as of December 31, 2021.
(2)	Average lease term for leases executed during the quarter-ended December 31, 2021 was 3.6 years.
(3)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Transaction Costs as a Percentage of Rents, Cash Rental Rate Change, and Net Effective Rent Change.

Fourth Quarter 2021 Supplemental Financial Reporting Package    21

2021 Production Statistics (unaudited)

	Total Portfolio Activity (1) (2)
Industrial (1)	Wtd. Avg. Occupancy	Leasing Volume	Customer Retention	Transaction Costs per Executed Foot	Transaction Costs as a % of Rents (3)	Cash Rental Rate Change (3)	Net Effective Rent Change (3)
Northern California	95.6%	1,532,000	76.3%	$3.10	5.4%	12.1%	27.3%
Southern California	97.7%	923,000	79.9%	2.27	5.8%	7.6%	16.2%
Dallas	90.1%	589,000	79.0%	3.66	14.4%	4.9%	13.6%
Austin	97.5%	294,000	74.0%	2.67	6.9%	13.5%	41.0%
Northern Virginia	94.1%	482,000	63.2%	4.81	10.3%	3.7%	9.4%
South Florida	97.6%	998,000	59.9%	1.29	3.5%	11.5%	25.6%
Seattle	95.5%	279,000	74.0%	3.91	9.6%	11.5%	21.2%
Suburban Maryland	98.0%	114,000	68.5%	3.12	8.3%	-2.1%	4.9%

Industrial Totals by Market	95.8%	5,211,000	71.9%	$2.85	6.6%	9.4%	21.7%

Flex (1)
Northern California	91.4%	237,000	69.1%	$1.23	2.8%	1.2%	5.3%
Southern California	94.8%	207,000	76.5%	2.10	4.3%	1.0%	8.5%
Dallas	88.2%	263,000	76.8%	3.22	12.4%	4.8%	15.4%
Austin	92.6%	169,000	34.1%	5.10	12.8%	1.1%	7.2%
Northern Virginia	97.4%	508,000	91.9%	4.46	8.4%	-2.1%	3.1%
South Florida	87.1%	42,000	74.6%	1.69	3.2%	8.3%	20.7%
Seattle	94.4%	88,000	47.5%	2.25	5.7%	6.1%	13.3%

Flex Totals by Market	93.2%	1,514,000	70.9%	$3.29	7.4%	1.0%	7.2%

Office
Northern California	78.4%	85,000	60.6%	$0.82	1.6%	-12.0%	-10.4%
Southern California	95.8%	10,000	57.3%	2.16	4.9%	3.2%	10.5%
Northern Virginia	86.9%	458,000	69.6%	8.89	9.7%	-4.1%	2.4%
South Florida	100.0%	—	—	—	—	—	—
Seattle	68.0%	12,000	41.1%	8.08	13.6%	5.7%	15.5%
Suburban Maryland	89.4%	147,000	78.4%	3.11	6.0%	-5.8%	2.9%

Office Totals by Market	86.5%	712,000	69.9%	$6.63	8.6%	-5.6%	0.7%

Company Totals by Type	94.3%	7,437,000	71.4%	$3.30	7.1%	5.2%	14.7%

(1)	Excludes assets sold or held for sale as of December 31, 2021.
(2)	Average lease term for leases executed during the year-ended December 31, 2021 was 3.4 years.
(3)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Transaction Costs as a Percentage of Rents, Cash Rental Rate Change, and Net Effective Rent Change.

Fourth Quarter 2021 Supplemental Financial Reporting Package    22

Lease Expirations by Type (unaudited, in thousands)

Lease Expirations - Total Portfolio (1)

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (2)	% Total	% of Total Annualized Rental Income

2022	5,842	$100,237	21.9%	21.9%
2023	6,066	103,001	22.5%	22.5%
2024	4,880	86,647	19.0%	19.0%
2025	3,497	63,211	13.8%	13.8%
2026	2,454	43,908	9.6%	9.6%
Thereafter	3,254	60,490	13.2%	13.2%

Total	25,993	$457,494	100.0%	100.0%

Lease Expirations - Industrial

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (2)	% of Industrial	% of Total Annualized Rental Income

2022	3,947	$56,025	19.2%	12.2%
2023	4,370	64,749	22.2%	14.2%
2024	3,510	55,601	19.1%	12.2%
2025	2,479	37,465	12.8%	8.2%
2026	1,838	29,227	10.0%	6.4%
Thereafter	2,806	48,632	16.7%	10.6%

Total	18,950	$291,699	100.0%	63.8%

Lease Expirations - Flex (1)

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (2)	% of Flex	% of Total Annualized Rental Income

2022	1,224	$26,518	27.5%	5.8%
2023	1,067	21,716	22.5%	4.7%
2024	894	18,553	19.2%	4.1%
2025	683	15,335	15.9%	3.3%
2026	351	7,196	7.5%	1.6%
Thereafter	304	7,161	7.4%	1.6%

Total	4,523	$96,479	100.0%	21.1%

Lease Expirations - Office

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (2)	% of Office	% of Total Annualized Rental Income

2022	671	$17,694	25.5%	3.9%
2023	629	16,536	23.9%	3.6%
2024	476	12,493	18.0%	2.7%
2025	335	10,411	15.0%	2.3%
2026	265	7,485	10.8%	1.6%
Thereafter	144	4,697	6.8%	1.0%

Total	2,520	$69,316	100.0%	15.1%

(1)	Excludes assets held for sale as of December 31, 2021.
(2)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces

Fourth Quarter 2021 Supplemental Financial Reporting Package    23

Lease Expirations by Market (unaudited, in thousands)

Lease Expirations - Northern California

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (2)	% of No. CA	% of Total Annualized Rental Income

2022	1,096	$22,053	16.4%	4.8%
2023	1,375	26,187	19.6%	5.7%
2024	1,222	22,411	16.7%	4.9%
2025	900	14,960	11.2%	3.3%
2026	990	18,578	13.9%	4.1%
Thereafter	1,588	29,688	22.2%	6.5%

Total	7,171	$133,877	100.0%	29.3%

Lease Expirations - Southern California

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (2)	% of So. CA	% of Total Annualized Rental Income

2022	928	$17,801	25.8%	3.9%
2023	869	16,897	24.6%	3.7%
2024	697	14,490	21.1%	3.2%
2025	390	7,430	10.8%	1.6%
2026	176	3,410	5.0%	0.8%
Thereafter	486	8,768	12.7%	1.9%

Total	3,546	$68,796	100.0%	15.1%

Lease Expirations - Dallas (1)

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (2)	% of Dallas	% of Total Annualized Rental Income

2022	813	$8,853	26.9%	1.9%
2023	809	9,150	27.8%	2.0%
2024	493	6,000	18.2%	1.3%
2025	294	3,436	10.4%	0.8%
2026	393	4,342	13.2%	0.9%
Thereafter	86	1,146	3.5%	0.3%

Total	2,888	$32,927	100.0%	7.2%

Lease Expirations - Austin

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (2)	% of Austin	% of Total Annualized Rental Income

2022	391	$8,131	21.7%	1.8%
2023	305	6,138	16.3%	1.3%
2024	374	8,277	22.1%	1.8%
2025	420	9,153	24.4%	2.0%
2026	115	2,771	7.4%	0.6%
Thereafter	235	3,037	8.1%	0.6%

Total	1,840	$37,507	100.0%	8.1%

(1)	Excludes assets held for sale as of December 31, 2021.
(2)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.

Fourth Quarter 2021 Supplemental Financial Reporting Package    24

Lease Expirations by Market (unaudited, in thousands)

Lease Expirations - Northern Virginia

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of No. VA	% of Total Annualized Rental Income

2022	1,106	$21,476	24.4%	4.7%
2023	837	15,823	18.0%	3.5%
2024	738	14,176	16.1%	3.1%
2025	804	17,491	19.9%	3.8%
2026	333	6,965	7.9%	1.5%
Thereafter	563	12,025	13.7%	2.6%

Total	4,381	$87,956	100.0%	19.2%

Lease Expirations - South Florida

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of So. FL	% of Total Annualized Rental Income

2022	1,036	$12,626	24.1%	2.8%
2023	1,124	15,199	29.0%	3.3%
2024	950	13,749	26.2%	3.0%
2025	394	5,213	9.9%	1.1%
2026	242	3,871	7.4%	0.8%
Thereafter	90	1,771	3.4%	0.4%

Total	3,836	$52,429	100.0%	11.4%

Lease Expirations - Suburban Maryland

Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of Sub. MD	% of Total Annualized Rental Income

2022	213	$3,949	18.2%	0.9%
2023	294	6,403	29.5%	1.4%
2024	158	3,563	16.4%	0.8%
2025	135	2,615	12.0%	0.6%
2026	90	2,293	10.6%	0.5%
Thereafter	128	2,883	13.3%	0.6%

Total	1,018	$21,706	100.0%	4.8%

Lease Expirations - Seattle
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of Seattle	% of Total Annualized Rental Income

2022	259	$5,348	24.0%	1.1%
2023	453	7,204	32.3%	1.6%
2024	248	3,981	17.8%	0.9%
2025	160	2,913	13.1%	0.6%
2026	115	1,678	7.5%	0.4%
Thereafter	78	1,172	5.3%	0.3%

Total	1,313	$22,296	100.0%	4.9%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.

Fourth Quarter 2021 Supplemental Financial Reporting Package    25

Industry Concentration and Top Ten Customers (unaudited and dollars in thousands)

Industry Concentration as of December 31, 2021 (1) (2)

			Percentage of Total Rental Income
Business services			23.0%
Logistics			14.7%
Technology			10.1%
Retail, food, and automotive			8.6%
Construction and engineering			8.1%
Health services			6.7%
Government			5.2%
Electronics			2.9%
Home furnishings			2.4%
Insurance and financial services			2.0%
Aerospace/defense			1.8%
Communications			1.6%
Education			0.9%
Other			12.0%

Total			100.0%

Top 10 Customers by Total Annual Rental Income as of December 31, 2021 (2)

Customer	Square Footage	Annualized Rental Income (3)	Percentage of Total Annualized Rental Income

US Government	465,000	$11,989	2.8%
Amazon Inc.	543,000	7,071	1.6%
KZ Kitchen Cabinet & Stone	370,000	5,604	1.3%
Luminex Corporation	199,000	4,419	1.0%
ECS Federal, LLC	143,000	3,430	0.8%
Lockheed Martin Corporation	124,000	2,724	0.6%
Applied Materials, Inc.	173,000	2,689	0.6%
CentralColo, LLC	96,000	2,495	0.6%
Great Way Trading & Transportation, Inc.	177,000	2,126	0.5%
Costco-Innovel Solutions LLC	180,000	2,013	0.5%

Total	2,470,000	$44,560	10.3%

(1)	Industry concentration is categorized based on customers’ Standard Industrial Classification Code.
(2)	Excludes assets held for sale as of December 31, 2021.
(3)	For leases expiring within one year, annualized rental income includes only the income to be received under the existing lease from January 1, 2022 through the respective date of expiration.

Fourth Quarter 2021 Supplemental Financial Reporting Package    26

Definitions and Non-GAAP Disclosures

Provided within this supplemental information package are measures not defined in accordance with U.S. generally accepted accounting principles (“GAAP”). We believe our presentation of these non-GAAP measures assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. These non-GAAP measures discussed below are not substitutes of other measures of financial performance presented in accordance with GAAP. In addition, other real estate investment trusts (“REITs”) may compute these measures differently, so comparisons among REITs may not be helpful.

Adjusted Cost of Operations – Adjusted cost of operations represents cost of operations, excluding non-cash stock compensation expense for employees whose compensation expense is recorded in cost of operations, which can vary significantly period to period based upon the performance of the Company. The GAAP measure most directly comparable to adjusted cost of operations is cost of operations.

Assets sold or held for sale – Assets sold or held for sale represents

Assets Sold in 2021:

•	70,000 square foot industrial-flex building located in Irving, Texas – Sold in December 2021
•	53,000 square foot industrial building located in Beltsville, Maryland – Sold in December 2021
•	371,000 square foot industrial-flex business park located in San Diego, California – Sold in October 2021
•	22,000 square foot industrial-flex building located in Irving, Texas – Sold in September 2021
•	244,000 square foot office business park located in Herndon, Virginia – Sold in July 2021
•	198,000 square foot office-oriented flex business park located in Chantilly, Virginia – Sold in June 2021

Assets Sold in 2020:

•	113,000 square foot office building located at Metro Park North in Rockville, Maryland – sold in January 2020
•	Two industrial buildings totaling 40,000 square feet located in Redmond, Washington – sold in September 2020 (Subject to eminent domain)

Assets held for sale as of 12/31/2021:

•	702,000 square foot industrial-flex business park located in Irving, Texas.

Cash NOI – We utilize cash NOI to evaluate the cash flow performance of our business parks. Cash NOI represents NOI adjusted to exclude non-cash items included in rental income and in cost of operations. The non-cash rental income includes amortization of deferred rent receivable (net of write-offs), in-place lease intangible, tenant improvement reimbursements, and lease incentives. The non-cash expense is equal to stock compensation expense for employees whose compensation expense is recorded in cost of operations. We believe that cash NOI assists investors in analyzing cash flow performance of our business parks. The GAAP measure most directly comparable to cash NOI is net income.

Cash Rental Income – Cash rental income represents rental income, excluding non-cash rental income, specifically amortization of deferred rent receivable (net of write-offs), in-place lease intangible, tenant improvement reimbursements, and lease incentives.

Cash Rental Income per Occupied Square Feet and Cash Rental Income per Available Square Foot – Computed by dividing Cash Rental Income for the period by weighted average occupied and available square feet for the same period. Cash rental income per occupied and available square foot for the three month period shown is annualized.

Cash Rental Rate Change – Cash rental rate change percentages are computed by taking the percentage difference between outgoing rents (including estimated expense recoveries) and incoming rents (including estimated expense recoveries) for leases executed during the period. Leases executed on spaces vacant for more than the preceding twelve months have been excluded.

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Definitions and Non-GAAP Disclosures

Core Funds from Operations (Core FFO) – We calculate Core FFO by adjusting FFO, as defined below, excluding the impact of (i) charges related to the redemption of preferred stock and (ii) other nonrecurring income or expense items as appropriate. Management believes that Core FFO is a useful supplemental measure as it provides a more meaningful and consistent comparison of operating performance and allows investors to more easily compare the Company’s operating results. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of Core FFO as a measure of our performance is limited. Other REITs may not calculate Core FFO in a consistent manner. Accordingly, our Core FFO may not be comparable to other REITs’ Core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Cost of Operations – Reflects Same Park adjusted cost of Operations. See page 13 Net Operating Income (NOI), Cash NOI and EBITDAre.

	For the Three Months Ended December 31,			For the Years Ended December 31,
	2021	2020	% Change	2021	2020	% Change
Cost of operations
Property taxes	$9,936	$9,827	1.1%	$41,958	$41,184	1.9%
Utilities	4,746	4,235	12.1%	18,066	17,170	5.2%
Repairs and maintenance	6,452	6,680	(3.4%)	23,064	22,697	1.6%
Compensation	4,137	3,835	7.9%	16,082	15,522	3.6%
Snow removal	9	162	(94.4%)	1,021	233	338.2%
Property insurance	1,227	1,036	18.4%	4,778	3,943	21.2%
Other expenses	1,678	1,340	25.2%	6,364	6,111	4.1%

Total cost of operations	$28,185	$27,115	3.9%	$111,333	$106,860	4.2%

Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) – EBITDAre is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and is often utilized to evaluate the performance of real estate companies. EBITDAre is calculated as GAAP net income before interest, depreciation and amortization and adjusted to exclude gains or losses from sales of depreciable real estate assets and impairment charges on real estate assets. We believe our presentation of EBITDAre assists investors and analysts in evaluating the operating performance of our business activities, including the impact of general and administrative expenses, and without the impact from gains or losses from sales of depreciable real estate assets. The GAAP measure most directly comparable EBITDAre is net income.

Free Cash Available after Fixed Charges – Free cash available after fixed charges represents FAD less dividends and distributions.

Funds Available for Distribution (FAD) – FAD is a non-GAAP measure that represents Core FFO adjusted to (a) deduct recurring capital improvements that maintains the condition of our real estate, tenant improvements and lease commissions and (b) remove certain non-cash rental income or expenses such as amortization of deferred rent receivable and non-cash stock compensation expense. We believe our presentation of FAD assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. FAD is not a substitute for GAAP net cash flow in evaluating our liquidity or ability to pay dividends, because they exclude investing and financing activities presented on our statements of cash flows. The GAAP measure most directly comparable to FAD is operating cash flow from our statements of cash flows.

Funds from Operations (FFO) – We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, gains (or losses) from sales of assets incidental to our business, impairment losses of depreciable operating property or assets incidental to our business, real estate related depreciation and amortization (excluding amortization of deferred financing costs and amortization of above/below-market lease intangibles) and after adjustments for unconsolidated joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization, gains and losses from property dispositions, other than temporary impairments of unconsolidated real estate entities, and impairment on our investment in real estate, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of performance used by other REITs, FFO may be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effects and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate or interpret FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable

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Definitions and Non-GAAP Disclosures

to such other REITs’ FFO. FFO should not be used as a measure of our liquidity and is not indicative of funds available for our cash needs, including our ability to pay dividends. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. A reconciliation of net income, the nearest GAAP equivalent, to FFO is under the additional financial data section.

Net Effective Rent Growth – Average net effective rent growth represents the weighted average percentage change in net effective rents for leases executed during a period compared against the prior leases for the same units. Net effective rent represents average rental payments for the term of a lease on a straight-line basis, against the ending lease rates on prior leases for the same units, excluding operating expense reimbursements.

Net Operating Income (NOI) – We utilize NOI, a non-GAAP financial measure, to evaluate the operating performance of our business parks. We define NOI as rental income less adjusted cost of operations (described below). We believe NOI assists investors in analyzing the performance and value of our business parks by excluding (i) corporate overhead (i.e. general and administrative expenses) because it does not relate to the results of our business parks, (ii) depreciation and amortization expense because it does not accurately reflect changes in the fair value of our business parks and (iii) non-cash stock compensation expense because this expense item can vary significantly from period to period and thus impact comparability across periods. The GAAP measure most directly comparable to NOI is net income.

Non-Recurring Property Renovations – Non-recurring property renovations represents renovations that substantially enhance the value of a property, including capitalized costs associated with repositioning acquired assets.

Non-Same Park – Non-Same Park includes assets acquired on or subsequent to January 1, 2019.

Recurring Capital Expenditures – Recurring capital expenditures are capitalized costs necessary to continue to operate the property at its current economic value. Capital improvements in excess of $2,000 with a useful life greater than 24 months are capitalized. Lease transaction costs (i.e. tenant improvements and leasing commissions) of $1,000 or more for leases with terms greater than 12 months are capitalized. All leasing costs, including first generation tenant improvements and leasing commissions, are included in recurring capital expenditures.

Retained Cash – Retained cash represents free cash available after fixed charges less non-recurring property renovations and funds used for development and redevelopment.

Same Park – The Company believes that evaluation of the Same Park portfolio, defined as all properties owned and operated as of December 31, 2021 that were acquired prior to January 1, 2019, provides an informative view of how the Company’s portfolio has performed over comparable periods. As of December 31, 2021, the Same Park portfolio consisted of 25.1 million rentable square feet, or 92.8% of the Company’s 27.0 million total rentable square feet, excluding the Company’s 95.0% interest in a 395-unit multifamily property and 702,000 square feet of assets held for sale.

Transaction Costs as a Percentage of Rents – Transaction costs as a percentage of rents are computed by taking the total transaction costs divided by the total rents (including estimated expense recoveries) over the term of the lease.

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